EXHIBIT 4.1
                             INCORPORATED UNDER THE
                          LAWS OF THE STATE OF DELAWARE

NUMBER                           WESTMARK GROUP                           SHARES
                                    HOLDINGS
THIS CERTIFICATE IS                                         CUSIP
 TRANSFERABLE IN                                         SEE REVERSE FOR CERTAIN
 DENVER, COLORADO                                              DEFINITIONS

                          WESTMARK GROUP HOLDINGS, INC.

                                  COMMON STOCK

THIS CERTIFIES THAT



is the owner of

                     FULLY PAID AND NON-ASSESSABLE SHARES OF
                   COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

Westmark Group Holdings, Inc. transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                            Countersigned and Registered:
                                            _____________________________
                                            Transfer Agent and Registrar
Dated:

                                        By
President         Secretary                       Authorized Signature

                          WESTMARK GROUP HOLDINGS, INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Corporation at its principal place of business or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common           UNIF GIFT MIN ACT -......Custodian......
TEN ENT -as tenants by the entireties                      (Cust)        (Minor)
JT TEN  -as joint tenants with right of                   under Uniform Gifts to
         survivorship and not as tenants                         Minors Act
         in common                                         .....................
                                                                    (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP OR POSTAL
                               CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated, _______________________

                                                X ______________________________
NOTICE: THE SIGNATURE(S) TO
THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN EVE-
RY PARTICULAR, WITHOUT ALTER-
ATION OR ENLARGEMENT OR ANY
CHANGE WHATEVER.

                                                x ______________________________

                                                 ALL GUARANTEES MUST BE MADE BY
                                                 A FINANCIAL INSTITUTION (SUCH
                                                 AS A BANK OR BROKER) WHICH IS A
                                                 PARTICIPANT IN THE SECURITIES
                                                 TRANSFER AGENTS MEDALLION
                                                 PROGRAM ("STAMP"), THE NEW YORK
                                                 STOCK EXCHANGE, INC. MEDALLION
                                                 SIGNATURE PROGRAM ("MSP"), OR
                                                 THE STOCK EXCHANGES MEDALLION
                                                 PROGRAM ("SEMP") AND MUST NOT
                                                 BE DATED. GUARANTEES BY A
                                                 NOTARY PUBLIC ARE NOT
                                                 ACCEPTABLE.